Exhibit 99.1

Bank of Hawaii Corporation Second Quarter 2022 Financial Results

•	Diluted Earnings Per Common Share $1.38
•	Net Income $56.9 Million
•	Board of Directors Declares Dividend of $0.70 Per Common Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (July 25, 2022) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per common share of $1.38 for the second quarter of 2022, compared with diluted earnings per common share of $1.32 in the previous quarter and $1.68 in the same quarter last year.  Net income for the second quarter of 2022 was $56.9 million, up 3.7% from the first quarter of 2022 and down 15.8% from the second quarter of 2021. The decrease from the second quarter of 2021 was primarily due to a smaller release of the allowance for credit losses and lower PPP income in the current quarter and one-time items in the second quarter of 2021.

“Bank of Hawaii performed well during the second quarter of 2022," said Peter Ho, Chairman, President, and CEO.  “Net interest margin expanded, driven by robust core loan growth and higher interest rates.  At the same time, asset quality continued its sound and stable trend, and capital and liquidity remained strong, positioning us well for the future.”

Financial Highlights

•	The return on average assets for the second quarter of 2022 was 1.00% compared with 0.97% in the previous quarter and 1.23% in the same quarter of 2021.

•	The return on average common equity for the second quarter of 2022 was 18.19% compared with 15.44% in the previous quarter and 19.61% in the same quarter of 2021.

•

Net interest income for the second quarter of 2022 was $132.9 million, an increase of 6.1% from the first quarter of 2022 and an increase of 7.6% from the second quarter of 2021.  Net interest margin was 2.47% in the second quarter of 2022, an increase of 13 basis points compared to the previous quarter and an increase of 10 basis points from the same quarter of 2021.

o	The increase in net interest income and margin in the second quarter of 2022 compared to prior periods was due to the higher rate environment and continued strong loan growth.
o	The second quarter of 2022 included $1.1 million of interest recoveries.

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Bank of Hawaii Corporation Second Quarter 2022 Financial Results	Page 2

•

The provision for credit losses for the second quarter of 2022 was a net benefit of $2.5 million compared with a net benefit of $5.5 million in the previous quarter and a net benefit of $16.1 million in the same quarter of 2021.

•	Noninterest income was $42.2 million in the second quarter of 2022, a decrease of 3.2% from the previous quarter and a decrease of 5.1% from the same quarter of 2021.
o	Noninterest income in the second quarter of 2021 included a gain of $3.7 million related to the sale of investment securities.

•	Noninterest expense was $102.9 million in the second quarter of 2022, a decrease of 0.9% from the previous quarter and an increase of 6.6% from the same quarter of 2021.
o

Compared to the same period in 2021, noninterest expense included the impact of higher salaries and benefits and occupancy expenses.  Significant one-time items included in noninterest expense during the second quarter of 2021 were fees related to the early termination of FHLB advances and repurchase agreements of $3.2 million offset by a gain on the sale of property of $3.1 million.

•	The effective tax rate for the second quarter of 2022 was 23.80% compared with 22.15% in the previous quarter and 22.84% during the same quarter of 2021.

Asset Quality

The Company’s overall asset quality continued to remain strong during the second quarter of 2022.

•

Total non-performing assets were $15.5 million at June 30, 2022, down by $4.5 million from March 31, 2022 and down $3.5 million from June 30, 2021.  Non-performing assets as a percentage of total loans and leases and foreclosed real estate were 0.12% at the end of the quarter, a decrease of 4 basis points from the end of both the prior quarter and same quarter of 2021.

•	Net loan and lease charge-offs during the second quarter of 2022 were $0.6 million or 0.02% annualized of total average loans and leases outstanding.
o	Net loan and lease charge-offs for the second quarter of 2022 were comprised of charge-offs of $3.3 million partially offset by recoveries of $2.7 million.
o	Compared to the prior quarter, net loan and lease charge-offs decreased by $0.9 million or 3 basis points annualized on total average loans and leases outstanding.
o	Compared to the same quarter of 2021, net loan and lease charge-offs decreased by $0.6 million or 2 basis points annualized on total average loans and leases outstanding.

•

The allowance for credit losses on loans and leases was $148.5 million at June 30, 2022, a decrease of $3.5 million from March 31, 2022 and a decrease of $31.9 million from June 30, 2021.  The ratio of the allowance for credit losses to total loans and leases outstanding was 1.15% at the end of the quarter, down 6 basis points from the end of the prior quarter and down 35 basis points from the end of the same quarter of 2021.

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Bank of Hawaii Corporation Second Quarter 2022 Financial Results	Page 3

Balance Sheet

•	Total assets were $23.2 billion at June 30, 2022, an increase of 1.0% from March 31, 2022 and an increase of 2.5% from June 30, 2021.

•	The investment securities portfolio was $8.3 billion at June 30, 2022, a decrease of 5.4% from March 31, 2022 and an increase of 2.3% from June 30, 2021.
o	The investment portfolio remains largely comprised of securities issued by U.S. government agencies and U.S. government-sponsored enterprises.

•	Total loans and leases were $13.0 billion at June 30, 2022, an increase of 3.2% from March 31, 2022 and an increase of 7.6% from June 30, 2021.
o	Total loans and leases excluding PPP loans were $12.9 billion at June 30, 2022, an increase of 3.5% from March 31, 2022 and an increase of 12.1% from June 30, 2021.

•	Total deposits reached a new record high of $21.0 billion at June 30, 2022, an increase of 1.5% from March 31, 2022 and an increase of 4.2% from June 30, 2021.

Capital and Dividends

•	The Tier 1 Capital Ratio was 13.01% at June 30, 2022 compared with 13.22% at March 31, 2022 and 13.87% at June 30, 2021.

•	The Tier 1 Leverage Ratio was 7.29% at June 30, 2022 compared with 7.30% at March 31, 2022 and 7.31% at June 30, 2021.

•

The Company repurchased 131.0 thousand shares of common stock at a total cost of $10.0 million under its share repurchase program in the second quarter of 2022 at an average cost of $75.94 per share repurchased.

o	Total remaining buyback authority under the share repurchase program was $65.8 million at June 30, 2022.

•

The Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share on the Company’s outstanding common shares.  The dividend will be payable on September 15, 2022 to shareholders of record at the close of business on August 31, 2022.

•

On July 5, 2022, the Board of Directors declared the quarterly dividend payment of $10.94 per share, equivalent to $0.2735 per depositary share, on its preferred stock.  The depositary shares representing the Series A Preferred Stock are traded on the NYSE under the symbol “BOH.PRA.”  The dividend will be payable on August 1, 2022 to shareholders of record of the preferred stock at the close of business on July 18, 2022.

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Bank of Hawaii Corporation Second Quarter 2022 Financial Results	Page 4

Conference Call Information

The Company will review its second quarter financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time).  The live call, including a slide presentation, will be accessible on the investor relations link of Bank of Hawaii Corporation's website, www.boh.com.

•	The webcast can be accessed via the link below: https://register.vevent.com/register/BI5cab369e40f24955998dbcc8ff22bf70.
•

A replay of the conference call will be available for one year beginning approximately 11:00 a.m. Hawaii Time on Monday, July 25, 2022. The replay will be accessible via the same link.  In addition, the replay will be available on the Company's website, www.boh.com.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties that could cause results to be materially different from expectations. Forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations are examples of certain of these forward-looking statements.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors.  More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2021 and its Form 10-Q for the fiscal quarter ended March 31, 2022, which were filed with the U.S. Securities and Exchange Commission.  These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Bank of Hawaii Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawaii and the West Pacific.  The Company's principal subsidiary, Bank of Hawai'i, was founded in 1897.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

# # # #

Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2022	2022	2021	2022	2021
For the Period:
Operating Results
Net Interest Income	$132,902	$125,263	$123,514	$258,165	$244,083
Provision for Credit Losses	(2,500)	(5,500)	(16,100)	(8,000)	(30,400)
Total Noninterest Income	42,158	43,551	44,431	85,709	87,401
Total Noninterest Expense	102,939	103,874	96,527	206,813	195,392
Net Income	56,862	54,834	67,533	111,696	127,482
Basic Earnings Per Common Share	1.38	1.33	1.69	2.71	3.20
Diluted Earnings Per Common Share	1.38	1.32	1.68	2.70	3.18
Dividends Declared Per Common Share	0.70	0.70	0.67	1.40	1.34

Performance Ratios
Return on Average Assets	1.00%	0.97%	1.23%	0.98%	1.19%
Return on Average Shareholders' Equity	16.40	14.18	19.17	15.23	18.43
Return on Average Common Equity [1]	18.19	15.44	19.61	16.73	18.64
Efficiency Ratio [2]	58.80	61.53	57.47	60.14	58.94
Net Interest Margin [3]	2.47	2.34	2.37	2.41	2.40
Dividend Payout Ratio [4]	50.72	52.63	39.64	51.66	41.88
Average Shareholders' Equity to Average Assets	6.08	6.87	6.40	6.47	6.45

Average Balances
Average Loans and Leases	$12,700,825	$12,290,402	$12,096,308	$12,496,747	$12,024,844
Average Assets	22,891,262	22,847,488	22,073,569	22,869,496	21,614,669
Average Deposits	20,569,363	20,426,076	19,698,285	20,498,115	19,184,607
Average Shareholders' Equity	1,390,653	1,568,725	1,412,924	1,479,197	1,395,197

Per Share of Common Stock
Book Value [1]	$29.09	$31.50	$34.68	$29.09	$34.68
Tangible Book Value [1]	28.30	30.71	33.91	28.30	33.91
Market Value
Closing	74.40	83.92	84.22	74.40	84.22
High	84.93	92.38	95.95	92.38	99.10
Low	70.97	79.60	81.23	70.97	75.65

		June 30,	March 31,	December 31,	June 30,
		2022	2022	2021	2021
As of Period End:
Balance Sheet Totals
Loans and Leases		$12,951,573	$12,544,492	$12,259,076	$12,041,378
Total Assets		23,232,699	23,000,317	22,784,941	22,672,183
Total Deposits		21,025,681	20,716,287	20,360,108	20,169,709
Other Debt		10,343	10,367	10,391	10,437
Total Shareholders' Equity		1,348,746	1,448,885	1,611,611	1,583,531

Asset Quality
Non-Performing Assets		$15,493	$19,979	$18,966	$18,974
Allowance for Credit Losses - Loans and Leases		148,512	152,028	157,821	180,385
Allowance to Loans and Leases Outstanding [5]		1.15%	1.21%	1.29%	1.50%

Capital Ratios [6]
Common Equity Tier 1 Capital Ratio		11.66%	11.83%	12.12%	12.36%
Tier 1 Capital Ratio		13.01	13.22	13.56	13.87
Total Capital Ratio		14.14	14.41	14.81	15.13
Tier 1 Leverage Ratio		7.29	7.30	7.32	7.31
Total Shareholders' Equity to Total Assets		5.81	6.30	7.07	6.98
Tangible Common Equity to Tangible Assets [1,7]		4.90	5.39	6.15	6.06
Tangible Common Equity to Risk-Weighted Assets [1,7]		8.72	9.77	11.44	11.81

Non-Financial Data
Full-Time Equivalent Employees		2,114	2,084	2,056	2,085
Branches		54	54	54	54
ATMs		310	307	307	312

[1]

Return on Average Common Equity was revised from 19.60% for the three months ended June 30, 2021 and 18.63% for the six months ended June 30, 2021;  Book Value was revised from $34.80 for the three months ended and six months ended June 30, 2021;  Tangible Book Value was revised from $34.02 for the three months ended and six months ended June 30, 2021;  Tangible Common Equity to Tangible Assets was revised from 6.08% for the three months ended June 30, 2021;  Tangible Common Equity to Risk-Weighted Assets was revised from 11.85% for the three months ended June 30, 2021.

[2]	Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[3]	Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[4]	Dividend payout ratio is defined as dividends declared per common share divided by basic earnings per common share.
[5]	The numerator comprises the Allowance for Credit Losses - Loans and Leases.
[6]	Regulatory capital ratios as of June 30, 2022 are preliminary.
[7]

Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures.  Tangible common equity is defined by the Company as common shareholders' equity minus goodwill. See Table 2 "Reconciliation of Non-GAAP Financial Measures".

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures				Table 2
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2022	2022	2021	2021

Total Shareholders' Equity	$1,348,746	$1,448,885	$1,611,611	$1,583,531
Less: Preferred Stock [1]	180,000	180,000	180,000	180,000
Goodwill	31,517	31,517	31,517	31,517
Tangible Common Equity [1]	$1,137,229	$1,237,368	$1,400,094	$1,372,014

Total Assets	23,232,699	23,000,317	22,784,941	22,672,183
Less: Goodwill	31,517	31,517	31,517	31,517
Tangible Assets	$23,201,182	$22,968,800	$22,753,424	$22,640,666

Risk-Weighted Assets, determined in accordance
with prescribed regulatory requirements [2]	$13,035,674	$12,663,646	$12,236,805	$11,614,522

Total Shareholders' Equity to Total Assets	5.81%	6.30%	7.07%	6.98%
Tangible Common Equity to Tangible Assets (Non-GAAP) [1]	4.90%	5.39%	6.15%	6.06%

Tier 1 Capital Ratio [1]	13.01%	13.22%	13.56%	13.87%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP) [1,2]	8.72%	9.77%	11.44%	11.81%

[1]

Preferred Stock was revised from $175,487 for the three months ended June 30, 2021; Tangible Common Equity was revised from $1,376,527 for the three months ended June 30, 2021; Tangible Common Equity to Tangible Assets (Non-GAAP) was revised from 6.08% for the three months ended June 30, 2021; Tangible Common Equity to Risk-Weighted Assets (Non-GAAP) was revised from 11.85% for the three months ended June 30, 2021.

[2]	Regulatory capital ratios as of June 30, 2022 are preliminary.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income						Table 3
	Three Months Ended				Six Months Ended
	June 30,	March 31,	June 30,		June 30,
(dollars in thousands, except per share amounts)	2022	2022	2021		2022	2021
Interest Income
Interest and Fees on Loans and Leases	$101,663	$94,439	$100,894		$196,102	$200,193
Income on Investment Securities
Available-for-Sale	17,984	17,100	16,467		35,084	32,304
Held-to-Maturity	18,838	18,701	13,576		37,539	26,876
Deposits	5	4	-		9	7
Funds Sold	719	127	260		846	397
Other	353	202	182		555	367
Total Interest Income	139,562	130,573	131,379		270,135	260,144
Interest Expense
Deposits	3,535	2,353	4,152		5,888	8,481
Securities Sold Under Agreements to Repurchase	2,794	2,772	3,470		5,566	7,003
Funds Purchased	57	2	-		59	1
Short-Term Borrowings	92	-	-		92	-
Other Debt	182	183	243		365	576
Total Interest Expense	6,660	5,310	7,865		11,970	16,061
Net Interest Income	132,902	125,263	123,514		258,165	244,083
Provision for Credit Losses	(2,500)	(5,500)	(16,100)		(8,000)	(30,400)
Net Interest Income After Provision for Credit Losses	135,402	130,763	139,614		266,165	274,483
Noninterest Income
Trust and Asset Management	11,457	11,276	11,682		22,733	22,960
Mortgage Banking	1,247	2,740	3,058		3,987	8,920
Service Charges on Deposit Accounts	7,309	7,272	6,065		14,581	12,193
Fees, Exchange, and Other Service Charges	14,193	12,952	13,807		27,145	27,414
Investment Securities Losses, Net	(1,295)	(1,545)	2,423		(2,840)	1,220
Annuity and Insurance	870	791	911		1,661	1,613
Bank-Owned Life Insurance	2,658	2,349	2,063		5,007	3,980
Other	5,719	7,716	4,422		13,435	9,101
Total Noninterest Income	42,158	43,551	44,431		85,709	87,401
Noninterest Expense
Salaries and Benefits	57,769	59,924	56,161		117,693	112,412
Net Occupancy	9,930	9,826	5,047		19,756	14,137
Net Equipment	9,543	9,153	8,796		18,696	17,674
Data Processing	4,607	4,560	4,557		9,167	10,879
Professional Fees	3,542	3,258	3,114		6,800	6,520
FDIC Insurance	1,590	1,502	1,669		3,092	3,323
Other	15,958	15,651	17,183		31,609	30,447
Total Noninterest Expense	102,939	103,874	96,527		206,813	195,392
Income Before Provision for Income Taxes	74,621	70,440	87,518		145,061	166,492
Provision for Income Taxes	17,759	15,606	19,985		33,365	39,010
Net Income	$56,862	$54,834	$67,533		$111,696	$127,482
Preferred Stock Dividends	1,969	1,969	-		3,938	-
Net Income Available to Common Shareholders	$54,893	$52,865	$67,533	0	$107,758	$127,482
Basic Earnings Per Common Share	$1.38	$1.33	$1.69		$2.71	$3.20
Diluted Earnings Per Common Share	$1.38	$1.32	$1.68		$2.70	$3.18
Dividends Declared Per Common Share	$0.70	$0.70	$0.67		$1.40	$1.34
Basic Weighted Average Common Shares	39,693,593	39,752,679	39,902,583		39,722,985	39,865,268
Diluted Weighted Average Common Shares	39,842,608	39,956,391	40,122,905		39,896,700	40,096,527

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income (Loss)					Table 4
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2022	2022	2021	2022	2021
Net Income	$56,862	$54,834	$67,533	$111,696	$127,482
Other Comprehensive Loss, Net of Tax:
Net Unrealized Losses on Investment Securities	(122,647)	(180,124)	(123)	(302,771)	(50,173)
Defined Benefit Plans	352	353	442	705	883
Other Comprehensive Income (Loss)	(122,295)	(179,771)	319	(302,066)	(49,290)
Comprehensive Income (Loss)	$(65,433)	$(124,937)	$67,852	$(190,370)	$78,192

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2022	2022	2021	2021
Assets
Interest-Bearing Deposits in Other Banks	$2,264	$2,488	$2,571	$2,584
Funds Sold	576,430	356,373	361,536	909,730
Investment Securities
Available-for-Sale	3,955,476	4,258,534	4,276,056	4,522,941
Held-to-Maturity (Fair Value of $3,823,739; $4,171,262; $4,646,619; and $3,965,117)	4,321,693	4,489,615	4,694,780	3,947,613
Loans Held for Sale	4,514	5,293	26,746	47,490
Loans and Leases	12,951,573	12,544,492	12,259,076	12,041,378
Allowance for Credit Losses	(148,512)	(152,028)	(157,821)	(180,385)
Net Loans and Leases	12,803,061	12,392,464	12,101,255	11,860,993
Total Earning Assets	21,663,438	21,504,767	21,462,944	21,291,351
Cash and Due from Banks	260,672	236,193	196,327	269,153
Premises and Equipment, Net	202,063	199,743	199,393	198,508
Operating Lease Right-of-Use Assets	91,901	93,563	95,621	97,264
Accrued Interest Receivable	47,141	45,392	45,242	47,046
Foreclosed Real Estate	2,332	2,332	2,332	2,332
Mortgage Servicing Rights	23,540	23,968	22,251	21,473
Goodwill	31,517	31,517	31,517	31,517
Bank-Owned Life Insurance	448,925	446,926	344,587	292,805
Other Assets	461,170	415,916	384,727	420,734
Total Assets	$23,232,699	$23,000,317	$22,784,941	$22,672,183

Liabilities
Deposits
Noninterest-Bearing Demand	$7,374,055	$7,500,741	$7,275,287	$6,570,232
Interest-Bearing Demand	4,339,520	4,591,178	4,628,567	4,498,825
Savings	8,054,899	7,701,849	7,456,165	7,704,575
Time	1,257,207	922,519	1,000,089	1,396,077
Total Deposits	21,025,681	20,716,287	20,360,108	20,169,709
Securities Sold Under Agreements to Repurchase	425,490	450,490	450,490	550,490
Other Debt	10,343	10,367	10,391	10,437
Operating Lease Liabilities	99,722	101,274	103,210	105,380
Retirement Benefits Payable	37,532	38,008	38,494	50,260
Accrued Interest Payable	2,545	2,545	2,499	3,879
Taxes Payable	10,607	17,265	11,901	11,844
Other Liabilities	272,033	215,196	196,237	186,653
Total Liabilities	21,883,953	21,551,432	21,173,330	21,088,652
Shareholders' Equity
Preferred Stock ($.01 par value; authorized 180,000 shares;
issued / outstanding: June 30, 2022; March 31, 2022; December 31, 2021;	180,000	180,000	180,000	180,000
and June 30, 2021 - 180,000)
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: June 30, 2022 - 58,727,909 / 40,182,659;
March 31, 2022 - 58,717,811 / 40,288,365; December 31, 2021 - 58,554,669 / 40,253,193;	582	582	581	580
and June 30, 2021 - 58,557,754 / 40,465,482)
Capital Surplus	611,694	607,061	602,508	594,261
Accumulated Other Comprehensive Loss	(368,448)	(246,153)	(66,382)	(41,468)
Retained Earnings	2,002,005	1,974,790	1,950,375	1,884,431
Treasury Stock, at Cost (Shares: June 30, 2022 - 18,545,250; March 31, 2022 - 18,429,446;
December 31, 2021 - 18,301,476; and June 30, 2021 - 18,092,272)	(1,077,087)	(1,067,395)	(1,055,471)	(1,034,273)
Total Shareholders' Equity	1,348,746	1,448,885	1,611,611	1,583,531
Total Liabilities and Shareholders' Equity	$23,232,699	$23,000,317	$22,784,941	$22,672,183

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity									Table 6
						Accumulated
						Other
						Compre-
	Preferred		Common			hensive
	Shares	Preferred	Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2021	180,000	$180,000	40,253,193	$581	$602,508	$(66,382)	$1,950,375	$(1,055,471)	$1,611,611
Net Income	-	-	-	-	-	-	111,696	-	111,696
Other Comprehensive Loss	-	-	-	-	-	(302,066)	-	-	(302,066)
Share-Based Compensation	-	-	-	-	8,172	-	-	-	8,172
Common Stock Issued under Purchase and
Equity Compensation Plans	-	-	228,225	1	1,014	-	346	2,697	4,058
Common Stock Repurchased	-	-	(298,759)	-	-	-	-	(24,313)	(24,313)
Cash Dividends Declared Common Stock
($1.40 per share)	-	-	-	-	-	-	(56,474)	-	(56,474)
Cash Dividends Declared Preferred Stock	-	-	-	-	-	-	(3,938)	-	(3,938)
Balance as of June 30, 2022	180,000	$180,000	40,182,659	$582	$611,694	$(368,448)	$2,002,005	$(1,077,087)	$1,348,746

Balance as of December 31, 2020	-	$-	40,119,312	$580	$591,360	$7,822	$1,811,979	$(1,037,234)	$1,374,507
Net Income	-	-	-	-	-	-	127,482	-	127,482
Other Comprehensive Loss	-	-	-	-	-	(49,290)	-	-	(49,290)
Share-Based Compensation	-	-	-	-	6,122	-	-	-	6,122
Preferred Stock Issued, Net	180,000	180,000	-	-	(4,513)	-	-	-	175,487
Common Stock Issued under Purchase and
Equity Compensation Plans	-	-	383,326	-	1,292	-	(891)	6,259	6,660
Common Stock Repurchased	-	-	(37,156)	-	-	-	-	(3,298)	(3,298)
Cash Dividends Declared Common Stock
($1.34 per share)	-	-	-	-	-	-	(54,139)	-	(54,139)
Balance as of June 30, 2021	180,000	$180,000	40,465,482	$580	$594,261	$(41,468)	$1,884,431	$(1,034,273)	$1,583,531

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2022			March 31, 2022			June 30, 2021
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.5	$-	0.59%	$3.4	$-	0.45%	$2.2	$-	0.04%
Funds Sold	273.5	0.7	1.04	238.5	0.1	0.21	946.2	0.3	0.11
Investment Securities
Available-for-Sale
Taxable	4,123.1	18.0	1.74	4,399.9	17.1	1.56	4,290.8	16.3	1.53
Non-Taxable	2.9	-	1.99	3.0	-	1.93	12.3	0.1	4.27
Held-to-Maturity
Taxable	4,377.0	18.7	1.71	4,567.4	18.6	1.63	3,496.2	13.4	1.53
Non-Taxable	35.7	0.2	2.10	35.8	0.2	2.10	41.5	0.3	2.53
Total Investment Securities	8,538.7	36.9	1.73	9,006.1	35.9	1.59	7,840.8	30.1	1.54
Loans Held for Sale	6.3	0.1	4.06	13.7	0.1	2.78	25.7	0.2	2.86
Loans and Leases [2]
Commercial and Industrial	1,330.0	9.9	2.99	1,332.9	9.0	2.73	1,271.4	9.3	2.93
Paycheck Protection Program	38.7	0.5	5.26	89.0	1.8	8.33	663.1	7.5	4.55
Commercial Mortgage	3,357.2	26.2	3.13	3,158.8	21.7	2.80	2,883.5	21.3	2.96
Construction	222.6	2.4	4.39	227.6	2.1	3.68	285.6	2.6	3.66
Commercial Lease Financing	94.2	0.3	1.44	98.8	0.4	1.45	105.7	0.4	1.54
Residential Mortgage	4,445.7	36.4	3.26	4,343.3	34.9	3.21	4,234.3	35.6	3.35
Home Equity	2,032.9	14.4	2.85	1,898.9	13.3	2.83	1,573.4	12.1	3.09
Automobile	759.1	6.1	3.20	737.4	5.9	3.23	710.4	6.1	3.45
Other [3]	420.4	5.6	5.38	403.7	5.5	5.47	368.9	6.0	6.53
Total Loans and Leases	12,700.8	101.8	3.21	12,290.4	94.6	3.10	12,096.3	100.9	3.34
Other	38.2	0.3	3.70	36.7	0.2	2.21	32.3	0.2	2.26
Total Earning Assets [4]	21,561.0	139.8	2.60	21,588.8	130.9	2.44	20,943.5	131.7	2.52
Cash and Due from Banks	238.4			233.3			256.1
Other Assets	1,091.9			1,025.4			874.0
Total Assets	$22,891.3			$22,847.5			$22,073.6

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$4,442.2	0.7	0.06	$4,655.4	0.5	0.04	$4,452.4	0.7	0.07
Savings	7,692.8	1.9	0.10	7,540.6	1.1	0.06	7,533.0	1.8	0.09
Time	950.4	0.9	0.40	971.5	0.8	0.34	1,418.4	1.7	0.47
Total Interest-Bearing Deposits	13,085.4	3.5	0.11	13,167.5	2.4	0.07	13,403.8	4.2	0.12
Short-Term Borrowings	59.8	0.1	0.98	6.8	-	0.11	-	-	-
Securities Sold Under Agreements to Repurchase	447.7	2.8	2.47	450.5	2.8	2.46	570.3	3.5	2.41
Other Debt	10.4	0.3	7.05	10.4	0.2	7.05	30.2	0.2	3.22
Total Interest-Bearing Liabilities	13,603.3	6.7	0.20	13,635.2	5.4	0.16	14,004.3	7.9	0.22
Net Interest Income		$133.1			$125.5			$123.8
Interest Rate Spread			2.40%			2.28%			2.30%
Net Interest Margin			2.47%			2.34%			2.37%
Noninterest-Bearing Demand Deposits	7,484.0			7,258.6			6,294.5
Other Liabilities	413.3			385.0			361.9
Shareholders' Equity	1,390.7			1,568.7			1,412.9
Total Liabilities and Shareholders' Equity	$22,891.3			$22,847.5			$22,073.6

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[3] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[4] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $221,000, $254,000, and $269,000 for the three months ended June 30, 2022, March 31, 2022, and June 30, 2021, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]					Table 7b
	Six Months Ended			Six Months Ended
	June 30, 2022			June 30, 2021
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.5	$-	0.52%	$2.7	$-	0.56%
Funds Sold	256.1	0.8	0.66	749.5	0.4	0.11
Investment Securities
Available-for-Sale
Taxable	4,260.6	35.1	1.65	4,150.2	32.1	1.55
Non-Taxable	3.0	-	1.96	12.3	0.3	4.27
Held-to-Maturity
Taxable	4,471.7	37.2	1.67	3,441.3	26.5	1.54
Non-Taxable	35.8	0.4	2.10	39.8	0.5	2.54
Total Investment Securities	8,771.1	72.7	1.66	7,643.6	59.4	1.55
Loans Held for Sale	10.0	0.2	3.19	25.9	0.4	2.81
Loans and Leases [2]
Commercial and Industrial	1,331.5	18.9	2.86	1,295.4	19.0	2.96
Paycheck Protection Program	63.7	2.3	7.39	624.1	12.1	3.91
Commercial Mortgage	3,258.5	48.0	2.97	2,864.9	42.6	3.00
Construction	225.1	4.5	4.03	274.9	4.9	3.57
Commercial Lease Financing	96.5	0.7	1.44	106.1	0.8	1.48
Residential Mortgage	4,394.8	71.2	3.24	4,190.7	71.4	3.41
Home Equity	1,966.3	27.7	2.84	1,583.7	24.7	3.14
Automobile	748.3	11.9	3.22	709.3	12.2	3.48
Other [3]	412.1	11.1	5.42	375.7	12.4	6.64
Total Loans and Leases	12,496.8	196.3	3.16	12,024.8	200.1	3.35
Other	37.3	0.6	2.97	32.9	0.4	2.24
Total Earning Assets [4]	21,574.8	270.6	2.52	20,479.4	260.7	2.56
Cash and Due from Banks	235.8			263.4
Other Assets	1,058.9			871.9
Total Assets	$22,869.5			$21,614.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$4,548.2	1.2	0.05	$4,320.2	1.3	0.06
Savings	7,617.1	2.9	0.08	7,276.2	3.3	0.09
Time	960.9	1.8	0.37	1,523.6	3.9	0.52
Total Interest-Bearing Deposits	13,126.2	5.9	0.09	13,120.0	8.5	0.13
Short-Term Borrowings	33.5	0.2	0.89	1.2	-	0.09
Securities Sold Under Agreements to Repurchase	449.1	5.6	2.47	585.3	7.0	2.38
Other Debt	10.4	0.3	7.05	45.3	0.6	2.56
Total Interest-Bearing Liabilities	13,619.2	12.0	0.18	13,751.8	16.1	0.23
Net Interest Income		$258.6			$244.6
Interest Rate Spread			2.34%			2.33%
Net Interest Margin			2.41%			2.40%
Noninterest-Bearing Demand Deposits	7,371.9			6,064.6
Other Liabilities	399.2			403.1
Shareholders' Equity	1,479.2			1,395.2
Total Liabilities and Shareholders' Equity	$22,869.5			$21,614.7

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[3] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[4] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $475,000 and $521,000 for six months ended June 30, 2022 and June 30, 2021, respectively.

.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended June 30, 2022
	Compared to March 31, 2022
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$-	$0.6	$0.6
Investment Securities
Available-for-Sale
Taxable	(1.1)	2.0	0.9
Held-to-Maturity
Taxable	(0.8)	0.9	0.1
Total Investment Securities	(1.9)	2.9	1.0
Loans and Leases
Commercial and Industrial	-	0.9	0.9
Paycheck Protection Program	(0.8)	(0.5)	(1.3)
Commercial Mortgage	1.6	2.9	4.5
Construction	-	0.3	0.3
Commercial Lease Financing	(0.1)	-	(0.1)
Residential Mortgage	0.9	0.6	1.5
Home Equity	1.0	0.1	1.1
Automobile	0.2	-	0.2
Other [2]	0.2	(0.1)	0.1
Total Loans and Leases	3.0	4.2	7.2
Other	-	0.1	0.1
Total Change in Interest Income	1.1	7.8	8.9

Change in Interest Expense:
Interest-Bearing Deposits
Demand	-	0.2	0.2
Savings	-	0.8	0.8
Time	-	0.1	0.1
Total Interest-Bearing Deposits	-	1.1	1.1
Short-Term Borrowings	-	0.1	0.1
Other Debt	-	0.1	0.1
Total Change in Interest Expense	-	1.3	1.3

Change in Net Interest Income	$1.1	$6.5	$7.6

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended June 30, 2022
	Compared to June 30, 2021
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.3)	$0.7	$0.4
Investment Securities
Available-for-Sale
Taxable	(0.6)	2.3	1.7
Non-Taxable	(0.1)	-	(0.1)
Held-to-Maturity
Taxable	3.6	1.7	5.3
Non-Taxable	-	(0.1)	(0.1)
Total Investment Securities	2.9	3.9	6.8
Loans Held for Sale	(0.2)	0.1	(0.1)
Loans and Leases
Commercial and Industrial	0.4	0.2	0.6
Paycheck Protection Program	(8.0)	1.0	(7.0)
Commercial Mortgage	3.7	1.2	4.9
Construction	(0.7)	0.5	(0.2)
Commercial Lease Financing	-	(0.1)	(0.1)
Residential Mortgage	1.8	(1.0)	0.8
Home Equity	3.3	(1.0)	2.3
Automobile	0.4	(0.4)	-
Other [2]	0.8	(1.2)	(0.4)
Total Loans and Leases	1.7	(0.8)	0.9
Other	-	0.1	0.1
Total Change in Interest Income	4.1	4.0	8.1

Change in Interest Expense:
Interest-Bearing Deposits
Savings	-	0.1	0.1
Time	(0.5)	(0.3)	(0.8)
Total Interest-Bearing Deposits	(0.5)	(0.2)	(0.7)
Short-Term Borrowings	0.1	-	0.1
Securities Sold Under Agreements to Repurchase	(0.8)	0.1	(0.7)
Other Debt	(0.1)	0.2	0.1
Total Change in Interest Expense	(1.3)	0.1	(1.2)

Change in Net Interest Income	$5.4	$3.9	$9.3

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Six Months Ended June 30, 2022
	Compared to June 30, 2021
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.4)	$0.8	$0.4
Investment Securities
Available-for-Sale
Taxable	0.9	2.1	3.0
Non-Taxable	(0.2)	(0.1)	(0.3)
Held-to-Maturity
Taxable	8.4	2.3	10.7
Non-Taxable	-	(0.1)	(0.1)
Total Investment Securities	9.1	4.2	13.3
Loans Held for Sale	(0.2)	-	(0.2)
Loans and Leases
Commercial and Industrial	0.6	(0.7)	(0.1)
Paycheck Protection Program	(15.8)	6.0	(9.8)
Commercial Mortgage	5.9	(0.5)	5.4
Construction	(1.0)	0.6	(0.4)
Commercial Lease Financing	-	(0.1)	(0.1)
Residential Mortgage	3.4	(3.6)	(0.2)
Home Equity	5.5	(2.5)	3.0
Automobile	0.7	(1.0)	(0.3)
Other [2]	1.1	(2.4)	(1.3)
Total Loans and Leases	0.4	(4.2)	(3.8)
Other	0.1	0.1	0.2
Total Change in Interest Income	9.0	0.9	9.9

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.1	(0.2)	(0.1)
Savings	0.1	(0.5)	(0.4)
Time	(1.2)	(0.9)	(2.1)
Total Interest-Bearing Deposits	(1.0)	(1.6)	(2.6)
Short-Term Borrowings	0.2	-	0.2
Securities Sold Under Agreements to Repurchase	(1.6)	0.2	(1.4)
Other Debt	(0.8)	0.5	(0.3)
Total Change in Interest Expense	(3.2)	(0.9)	(4.1)

Change in Net Interest Income	$12.2	$1.8	$14.0

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2022	2022	2021	2022	2021
Salaries	$36,721	$34,932	$33,413	$71,653	$64,982
Incentive Compensation	6,073	6,111	5,172	12,184	11,086
Share-Based Compensation	3,962	3,799	3,174	7,761	5,758
Commission Expense	1,232	1,641	2,599	2,873	5,035
Retirement and Other Benefits	4,036	4,693	5,289	8,729	10,806
Payroll Taxes	3,034	4,944	3,026	7,978	6,994
Medical, Dental, and Life Insurance	2,591	3,234	3,204	5,825	5,628
Separation Expense	120	570	284	690	2,123
Total Salaries and Benefits	$57,769	$59,924	$56,161	$117,693	$112,412

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2022	2022	2021	2021	2021
Commercial
Commercial and Industrial	$1,323,830	$1,354,757	$1,361,921	$1,325,446	$1,257,305
Paycheck Protection Program	31,964	57,809	126,779	268,480	513,513
Commercial Mortgage	3,464,126	3,257,689	3,152,130	2,994,520	2,944,435
Construction	246,177	248,363	220,254	296,052	277,393
Lease Financing	89,535	98,107	105,108	107,526	110,500
Total Commercial	5,155,632	5,016,725	4,966,192	4,992,024	5,103,146
Consumer
Residential Mortgage	4,486,571	4,405,718	4,309,602	4,272,540	4,264,180
Home Equity	2,101,612	1,958,285	1,836,588	1,680,229	1,594,781
Automobile	775,065	742,934	736,565	727,234	714,729
Other [1]	432,693	420,830	410,129	400,723	364,542
Total Consumer	7,795,941	7,527,767	7,292,884	7,080,726	6,938,232
Total Loans and Leases	$12,951,573	$12,544,492	$12,259,076	$12,072,750	$12,041,378

Deposits
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2022	2022	2021	2021	2021
Consumer	$10,554,121	$10,654,192	$10,438,844	$10,150,199	$9,848,285
Commercial	8,824,609	8,818,477	8,641,932	8,767,733	8,675,909
Public and Other	1,646,951	1,243,618	1,279,332	1,575,746	1,645,515
Total Deposits	$21,025,681	$20,716,287	$20,360,108	$20,493,678	$20,169,709

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2022	2022	2021	2021	2021
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$85	$99	$243	$209	$258
Commercial Mortgage	3,462	8,065	8,205	8,309	8,413
Total Commercial	3,547	8,164	8,448	8,518	8,671
Consumer
Residential Mortgage	5,179	3,845	3,305	4,348	2,437
Home Equity	4,435	5,638	4,881	5,422	5,534
Total Consumer	9,614	9,483	8,186	9,770	7,971
Total Non-Accrual Loans and Leases	13,161	17,647	16,634	18,288	16,642
Foreclosed Real Estate	2,332	2,332	2,332	2,332	2,332
Total Non-Performing Assets	$15,493	$19,979	$18,966	$20,620	$18,974

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$-	$22	$-	$-	$-
Total Commercial	-	22	-	-	-
Consumer
Residential Mortgage	2,638	4,113	3,159	4,776	4,069
Home Equity	2,029	2,722	3,456	2,946	4,498
Automobile	359	504	729	395	277
Other [1]	508	649	426	593	434
Total Consumer	5,534	7,988	7,770	8,710	9,278
Total Accruing Loans and Leases Past Due 90 Days or More	$5,534	$8,010	$7,770	$8,710	$9,278
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$46,024	$54,136	$60,519	$62,787	$74,926
Total Loans and Leases	$12,951,573	$12,544,492	$12,259,076	$12,072,750	$12,041,378

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.10%	0.14%	0.14%	0.15%	0.14%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.12%	0.16%	0.15%	0.17%	0.16%

Ratio of Non-Performing Assets to Total Assets	0.06%	0.07%	0.07%	0.08%	0.07%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.07%	0.16%	0.17%	0.17%	0.17%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.15%	0.16%	0.14%	0.17%	0.15%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.16%	0.22%	0.22%	0.24%	0.23%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$19,979	$18,966	$20,620	$18,974	$17,883
Additions	2,293	2,243	357	3,171	2,229
Reductions
Payments	(5,511)	(1,230)	(972)	(889)	(722)
Return to Accrual Status	(1,267)	-	(1,038)	(606)	(416)
Charge-offs/Write-downs	(1)	-	(1)	(30)	-
Total Reductions	(6,779)	(1,230)	(2,011)	(1,525)	(1,138)
Balance at End of Quarter	$15,493	$19,979	$18,966	$20,620	$18,974

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2022	2022	2021	2022	2021
Balance at Beginning of Period	$157,264	$164,297	$203,779	$164,297	$221,303

Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(233)	(349)	(456)	(582)	(704)
Consumer
Residential Mortgage	(80)	-	(115)	(80)	(119)
Home Equity	(22)	(68)	(107)	(90)	(123)
Automobile	(1,157)	(1,530)	(1,209)	(2,687)	(3,318)
Other [1]	(1,854)	(1,961)	(2,422)	(3,815)	(6,336)
Total Loans and Leases Charged-Off	(3,346)	(3,908)	(4,309)	(7,254)	(10,600)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	51	369	144	420	256
Consumer
Residential Mortgage	920	54	481	974	1,436
Home Equity	416	515	527	931	1,060
Automobile	684	739	1,172	1,423	2,091
Other [1]	644	745	801	1,389	1,657
Total Recoveries on Loans and Leases Previously Charged-Off	2,715	2,422	3,125	5,137	6,500
Net Charged-Off - Loans and Leases	(631)	(1,486)	(1,184)	(2,117)	(4,100)
Net Charged-Off - Accrued Interest Receivable	-	(47)	(124)	(47)	(432)
Provision for Credit Losses:
Loans and Leases	(2,885)	(4,307)	(16,774)	(7,192)	(31,767)
Accrued Interest Receivable	-	(367)	(828)	(367)	(828)
Unfunded Commitments	350	(826)	1,502	(476)	2,195
Balance at End of Period	$154,098	$157,264	$186,371	$154,098	$186,371

Components
Allowance for Credit Losses - Loans and Leases	$148,512	$152,028	$180,385	$148,512	$180,385
Allowance for Credit Losses - Accrued Interest Receivable	-	-	1,440	-	1,440
Reserve for Unfunded Commitments	5,586	5,236	4,546	5,586	4,546
Total Reserve for Credit Losses	$154,098	$157,264	$186,371	$154,098	$186,371

Average Loans and Leases Outstanding	$12,700,825	$12,290,402	$12,096,308	$12,496,747	$12,024,844

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.02%	0.05%	0.04%	0.03%	0.07%
Ratio of Allowance for Credit Losses to Loans and Leases Outstanding [2]	1.15%	1.21%	1.50%	1.15%	1.50%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] The numerator comprises the Allowance for Credit Losses - Loans and Leases.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13a
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Three Months Ended June 30, 2022
Net Interest Income	$75,868	$49,562	$7,472	$132,902
Provision for Credit Losses	502	(1)	(3,001)	(2,500)
Net Interest Income After Provision for Credit Losses	75,366	49,563	10,473	135,402
Noninterest Income	31,953	8,279	1,926	42,158
Noninterest Expense	(82,740)	(17,026)	(3,173)	(102,939)
Income Before Income Taxes	24,579	40,816	9,226	74,621
Provision for Income Taxes	(6,162)	(10,145)	(1,452)	(17,759)
Net Income	$18,417	$30,671	$7,774	$56,862
Total Assets as of June 30, 2022	$8,179,647	$5,337,656	$9,715,396	$23,232,699

Three Months Ended June 30, 2021
Net Interest Income	$71,167	$49,038	$3,309	$123,514
Provision for Credit Losses	987	197	(17,284)	(16,100)
Net Interest Income After Provision for Credit Losses	70,180	48,841	20,593	139,614
Noninterest Income	32,600	6,575	5,256	44,431
Noninterest Expense	(72,868)	(15,742)	(7,917)	(96,527)
Income Before Income Taxes	29,912	39,674	17,932	87,518
Provision for Income Taxes	(7,365)	(9,703)	(2,917)	(19,985)
Net Income	$22,547	$29,971	$15,015	$67,533
Total Assets as of June 30, 2021	$7,479,986	$5,127,431	$10,064,766	$22,672,183

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13b
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Six Months Ended June 30, 2022
Net Interest Income	$146,103	$95,911	$16,151	$258,165
Provision for Credit Losses	2,185	(198)	(9,987)	(8,000)
Net Interest Income After Provision for Credit Losses	143,918	96,109	26,138	266,165
Noninterest Income	63,922	18,477	3,310	85,709
Noninterest Expense	(164,438)	(35,695)	(6,680)	(206,813)
Income Before Income Taxes	43,402	78,891	22,768	145,061
Provision for Income Taxes	(10,872)	(19,342)	(3,151)	(33,365)
Net Income	$32,530	$59,549	$19,617	$111,696
Total Assets as of June 30, 2022	$8,179,647	$5,337,656	$9,715,396	$23,232,699

Six Months Ended June 30, 2021
Net Interest Income	$140,929	$96,181	$6,973	$244,083
Provision for Credit Losses	3,853	247	(34,500)	(30,400)
Net Interest Income (Loss) After Provision for Credit Losses	137,076	95,934	41,473	274,483
Noninterest Income	66,298	14,433	6,670	87,401
Noninterest Expense	(151,049)	(31,419)	(12,924)	(195,392)
Income (Loss) Before Income Taxes	52,325	78,948	35,219	166,492
Provision for Income Taxes	(12,839)	(19,261)	(6,910)	(39,010)
Net Income (Loss)	$39,486	$59,687	$28,309	$127,482
Total Assets as of June 30, 2021	$7,479,986	$5,127,431	$10,064,766	$22,672,183

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands, except per share amounts)	2022	2022	2021	2021	2021
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$101,663	$94,439	$97,853	$100,570	$100,894
Income on Investment Securities
Available-for-Sale	17,984	17,100	15,850	16,396	16,467
Held-to-Maturity	18,838	18,701	18,325	16,754	13,576
Deposits	5	4	1	2	-
Funds Sold	719	127	104	382	260
Other	353	202	176	159	182
Total Interest Income	139,562	130,573	132,309	134,263	131,379
Interest Expense
Deposits	3,535	2,353	2,898	3,837	4,152
Securities Sold Under Agreements to Repurchase	2,794	2,772	2,834	3,423	3,470
Funds Purchased	57	2	6	-	-
Short-Term Borrowings	92	-	-	-	-
Other Debt	182	183	183	184	243
Total Interest Expense	6,660	5,310	5,921	7,444	7,865
Net Interest Income	132,902	125,263	126,388	126,819	123,514
Provision for Credit Losses	(2,500)	(5,500)	(9,700)	(10,400)	(16,100)
Net Interest Income After Provision for Credit Losses	135,402	130,763	136,088	137,219	139,614
Noninterest Income
Trust and Asset Management	11,457	11,276	11,693	11,415	11,682
Mortgage Banking	1,247	2,740	2,908	3,136	3,058
Service Charges on Deposit Accounts	7,309	7,272	6,861	6,510	6,065
Fees, Exchange, and Other Service Charges	14,193	12,952	14,439	13,604	13,807
Investment Securities Gains (Losses), Net	(1,295)	(1,545)	(1,258)	(1,259)	2,423
Annuity and Insurance	870	791	876	735	911
Bank-Owned Life Insurance	2,658	2,349	1,907	1,897	2,063
Other	5,719	7,716	5,148	5,340	4,422
Total Noninterest Income	42,158	43,551	42,574	41,378	44,431
Noninterest Expense
Salaries and Benefits	57,769	59,924	59,434	56,447	56,161
Net Occupancy	9,930	9,826	9,028	3,079	5,047
Net Equipment	9,543	9,153	9,105	8,924	8,796
Data Processing	4,607	4,560	4,696	4,722	4,557
Professional Fees	3,542	3,258	3,427	2,948	3,114
FDIC Insurance	1,590	1,502	1,619	1,594	1,669
Other	15,958	15,651	14,369	18,805	17,183
Total Noninterest Expense	102,939	103,874	101,678	96,519	96,527
Income Before Provision for Income Taxes	74,621	70,440	76,984	82,078	87,518
Provision for Income Taxes	17,759	15,606	13,147	20,025	19,985
Net Income	$56,862	$54,834	$63,837	$62,053	$67,533
Preferred Stock Dividends	1,969	1,969	1,969	1,006	-
Net Income Available to Common Shareholders	$54,893	$52,865	$61,868	$61,047	$67,533

Basic Earnings Per Common Share	$1.38	$1.33	$1.56	$1.53	$1.69
Diluted Earnings Per Common Share	$1.38	$1.32	$1.55	$1.52	$1.68

Balance Sheet Totals
Loans and Leases	$12,951,573	$12,544,492	$12,259,076	$12,072,750	$12,041,378
Total Assets	23,232,699	23,000,317	22,784,941	22,965,383	22,672,183
Total Deposits	21,025,681	20,716,287	20,360,108	20,493,678	20,169,709
Total Shareholders' Equity	1,348,746	1,448,885	1,611,611	1,597,109	1,583,531

Performance Ratios
Return on Average Assets	1.00%	0.97%	1.12%	1.07%	1.23%
Return on Average Shareholders' Equity	16.40	14.18	15.92	15.41	19.17
Return on Average Common Equity	18.19	15.44	17.40	17.08	19.61
Efficiency Ratio [1]	58.80	61.53	60.18	57.38	57.47
Net Interest Margin [2]	2.47	2.34	2.34	2.32	2.37

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Five Months Ended		Year Ended
(dollars in millions; jobs in thousands)	May 31, 2022		December 31, 2021		December 31, 2020
Hawaii Economic Trends
State General Fund Revenues [1]	$4,366.5	33.7%	$8,137.9	26.9%	$6,415.1	(12.3)%
General Excise and Use Tax Revenue [1]	1,751.8	25.5	3,604.3	18.6	3,038.8	(15.6)
Jobs [2]	647.6		642.6		594.4

				May 31,	December 31,
				2022	2021	2020
Unemployment, seasonally adjusted [3]
Statewide				4.2%	4.3%	9.8%
Honolulu County				4.0	4.0	8.8
Hawaii County				4.5	4.1	9.2
Maui County				4.8	5.2	13.8
Kauai County				4.7	5.9	13.5

			June 30,	December 31,
(percentage change, except months of inventory)			2022	2021	2020	2019
Housing Trends (Single Family Oahu) [4]
Median Home Price			17.0%	19.3%	5.2%	(0.1)%
Home Sales Volume (units)			(8.8)%	17.9%	2.3%	3.9%
Months of Inventory			1.5	0.8	1.4	2.5

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
May 31, 2022				774.1		22.9%
April 30, 2022				809.6		67.3
March 31, 2022				785.7		78.7
February 28, 2022				623.7		165.1
January 31, 2022				567.2		229.8
December 31,2021				753.7		219.6
November 30, 2021				613.4		233.8
October 31, 2021				550.8		618.2
September 30, 2021				505.9		2,647.9
August 31, 2021				722.4		2,993.0
July 31, 2021				879.6		3,798.4
June 30, 2021				791.1		4,534.7
May 31, 2021				629.7		6,807.4
April 30, 2021				484.1		10,506.3
March 31, 2021				439.8		1.1
February 28, 2021				235.3		(71.6)
January 31, 2021				172.0		(80.1)
December 31, 2020				235.8		(75.2)
November 30, 2020				183.8		(77.3)
October 31, 2020				76.7		(90.4)
September 30, 2020				18.4		(97.5)
August 31, 2020				23.4		(97.5)
July 31, 2020				22.6		(97.7)
June 30, 2020				17.1		(98.2)
May 31, 2020				9.1		(98.9)
April 30, 2020				4.6		(99.5)
March 31, 2020				434.9		(53.7)
February 29, 2020				828.1		5.8
January 31, 2020				862.6		5.1

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U.S. Bureau of Labor Statistics
[3] Source: University of Hawaii Economic Research Organization (UHERO)
[4] Source: Honolulu Board of Realtors
[5] Source: Hawaii Tourism Authority